UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2025

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On April 27, 2025, Sabre GLBL Inc. (“Seller”), a Delaware corporation and a wholly owned subsidiary of Sabre Corporation, a Delaware corporation (“Parent”), Parent, Sabre HS Inc., a Delaware corporation (the “Company”), and Whitney Merger Sub, Inc., a Delaware corporation (“Buyer”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), whereby, subject to the conditions and terms set forth therein, Parent will sell its hospitality solutions business (the “Business”) to Buyer for an aggregate cash purchase price amount of approximately $1,100,000,000, subject to customary purchase price adjustments.

The Purchase Agreement contains customary representations, warranties and covenants. Among other things, Seller has agreed, subject to certain exceptions, to, and to cause each of its affiliates to, conduct the Business in the ordinary course, consistent with past practice, from the date of the Purchase Agreement until the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) and not to take certain actions prior to the Closing without the prior written consent of Buyer. Parent and Seller have made certain additional customary covenants, including, among others and subject to certain exceptions, that Seller will not, and will cause its affiliates not to, solicit proposals relating to acquisition proposals for the Business and not to participate in discussions concerning, or furnish information in connection with, such acquisition proposals.

In addition, subject to the terms of the Purchase Agreement, each of Seller and Buyer are required to use reasonable best efforts to obtain all required regulatory approvals, including, among others, certain regulatory approvals with the Antitrust Division of the United States Department of Justice.

Closing Conditions and Termination Rights

The transaction is expected to close by the end of the third quarter of 2025 and is subject to customary closing conditions, including, among others, (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of legal restraints preventing the consummation of the transaction, and (iii) with respect to the obligation of Buyer to consummate the Closing, (x) the accuracy of the representations and warranties contained in the Purchase Agreement of Parent and Seller (subject to certain qualifications), (y) the performance by the parties of Parent, Seller and the Company of their respective obligations under the Purchase Agreement in all material respects and (z) the absence of a Material Adverse Effect (as defined in the Purchase Agreement). The consummation of the transactions contemplated by the Purchase Agreement is not subject to any financing contingencies. The Purchase Agreement contains certain customary termination rights for Seller and Buyer, including the right to terminate the Purchase Agreement if the transaction has not been consummated before December 31, 2025.

Non-Compete and Non-Solicitation

From the date of the execution of the Purchase Agreement and for a period of eighteen months, subject to certain exceptions and as more specifically set forth in the Purchase Agreement, Seller (whether through its affiliates or otherwise) shall not, on a worldwide basis, directly or indirectly engage in certain businesses that are competitive with the Business. Additionally, for a period of two years following the Closing, Seller (whether through its affiliates or otherwise) shall not solicit any employees transferred with the Business to Buyer in connection with the Closing.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Purchase Agreement, (ii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (iv) have been included in the Purchase Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Parent’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Parent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Parent files with the SEC.

Item 7.01. Regulation FD Disclosure.

On April 28, 2025, the Parent issued a press release announcing the execution of the Purchase Agreement. A copy of the press release announcing the proposed transaction is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including the exhibits incorporated by reference herein, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the press release is not intended to, and does not, constitute a determination or admission by the Parent that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Parent or any of its affiliates.

Forward Looking Statements

Statements made in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements, including those related to the transaction. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could affect Parent’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in Parent’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 20, 2025, and in Parent’s other filings with the SEC. Although Parent believes that the expectations reflected in the forward-looking statements are reasonable, Parent cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, Parent undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1*	Stock Purchase Agreement, dated as of April 27, 2025, by and among Whitney Merger Sub, Inc., Sabre GLBL Inc., Sabre Corporation and Sabre HS Inc.

99.1	Press Release, dated April 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment for certain portions of the agreement pursuant to Rule 24b-2 of the Exchange Act, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Executive Vice President and Chief Financial Officer

Date: April 28, 2025